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                                                                    EXHIBIT 10.6

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


No. W-[number]
                             STOCK PURCHASE WARRANT
                To Purchase Shares of Series D Preferred Stock of
                             INTELLIPOST CORPORATION

        THIS CERTIFIES that, [name] ("Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time from the date of this Warrant and on or prior to November [date], 2003, but not thereafter, to subscribe for and purchase, from INTELLIPOST CORPORATION, a Delaware corporation (the "Company"), [number of warrants] shares of Series D Preferred Stock. The purchase price of one share of Series D Preferred Stock issuable under this Warrant shall be $2.06. The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

        1. Exercise of Warrant.

                (a) General. Unless earlier terminated under Section 8, the purchase rights represented by this Warrant are exercisable by Investor, in whole or in part, at any time after three months from the date hereof and before the close of business on November [date], 2003 by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, in San Francisco, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares of Series D Preferred Stock thereby purchased (by cash or by check or bank draft payable to the order of the Company in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Series D Preferred Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the shares, the holder hereof shall be entitled to exercise this Warrant, and the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

        Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.



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        The Company covenants that all shares of Series D Preferred Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

        Certificates for shares of Series D Preferred Stock purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

        The Company covenants that all shares of Series D Preferred Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                (b) Net Exercise. If, at the time of exercise of this Warrant, the Fair Market Value (as defined below) of one share of the Company's Series D Preferred Stock is greater than the per share purchase price of this Warrant, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election and the properly endorsed Notice of Exercise in which event the Company shall issue to the holder a number of shares of Series D Preferred Stock computed using the following formula:

                                            X =      Y(A-B)
                                                     -----
                                                       A

                                            Where

                                            X =      the number of shares of
                                                     Series D Preferred Stock to
                                                     be issued to the holder

                                            Y =      the number of shares of
                                                     Series D Preferred Stock
                                                     purchasable under the
                                                     Warrant or, if only a
                                                     portion of the Warrant is
                                                     being exercised, the
                                                     portion of the Warrant
                                                     being canceled (at the date
                                                     of such calculation)

                                            A =      the Fair Market Value of
                                                     one share of the Company's
                                                     Series D Preferred Stock
                                                     (at the date of such
                                                     calculation)



STOCK PURCHASE WARRANT
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                                            B =      per share purchase price
                                                     of this Warrant (as
                                                     adjusted to the date of
                                                     such calculation)

        For purposes of the above calculation, Fair Market Value of one share of Series D Preferred Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock the Fair Market Value per share of Series D Preferred Stock shall be the average of the high and low price of the Company's publicly traded stock on the date the request for net exercise is submitted to the Company.

        3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

        4. Charges, Taxes and Expenses. Issuance of certificates for shares of Series D Preferred Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant.

        5. No Rights as Stockholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise thereof.

        6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        7. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

        8. Early Termination and Dilution.

                (a) Early Termination on Merger, etc. If at any time the Company proposes to merge with or into any other corporation, effect a reorganization, or sell or convey all or substantially all of its assets to any other entity in a transaction in which the



STOCK PURCHASE WARRANT
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stockholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), then the Company shall give Investor thirty (30) days notice of the proposed effective date of the transaction and, if the Warrant has not been exercised by the effective date of the transaction, the Warrant shall terminate.

                (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Company's Series D Preferred Stock are subdivided or combined into a greater or smaller number of shares of Series D Preferred Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Series D Preferred Stock to be outstanding immediately after such event bears to the total number of shares of Series D Preferred Stock outstanding immediately prior to such event.

                (c) Cash Distributions. No adjustment on account of cash dividends or interest on the Company's Series D Preferred Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

                (d) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series D Preferred Stock a sufficient number of shares to provide for the issuance of Series D Preferred Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Series D Preferred Stock upon the exercise of the purchase rights under this Warrant.

        9. Miscellaneous.

                (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.



STOCK PURCHASE WARRANT
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                (b) Restrictions. The holder hereof acknowledges that the Series
D Preferred Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

                (c) Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                (d) Assignment and Transferability. This Warrant may be assigned or transferred by Investor only to affiliates and/or employees of Investor with the prior written approval of the Company.

        IN WITNESS WHEREOF, INTELLIPOST CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  _______________, 1998


                                            INTELLIPOST CORPORATION


                                            By:
                                               ---------------------------------
                                               Steven M. Markowitz

                                            Title:
                                                  ------------------------------



STOCK PURCHASE WARRANT
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                               NOTICE OF EXERCISE



To:___________________________________


        (1) The undersigned hereby elects to purchase __________ shares of Series D Preferred Stock of Intellipost Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned as is specified below:


                            _________________________
                                     (Name)


                            _________________________
                                    (Address)

        (3) The undersigned represents that the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


__________________________________          ____________________________________
            (Date)                                     (Signature)